                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2004

                        ASSET BACKED FUNDING CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                   333-108551             75-2533468
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  (State or Other Jurisdiction of       (Commission         (I.R.S. Employer
           Incorporation)               File Number)       Identification No.)

     214 North Tryon Street, Charlotte, North Carolina            28255
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          (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code (704) 386-2400

                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01.     Other Events.

Filing of Computational Materials

     On or about October 21, 2004, the Registrant will cause the issuance and sale of the First Franklin Mortgage Loan Trust 2004-FF10, Asset-Backed Certificates, Series 2004-FF10, consisting of Class A-1, Class A-2, Class A-3 (the "Senior Certificates"), Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7A and Class M-7F (the "Mezzanine Certificates") (the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-7F Certificates, are referred to herein as the "Offered Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of or around October 1, 2004, among the Registrant, as depositor, Countrywide Home Loan Servicing LP, as servicer, and JPMorgan Chase Bank, as trustee.

     In connection with the sale of the Offered Certificates, the Registrant has been advised by Banc of America Securities LLC, as representative of the underwriters (the "Lead Underwriter"), that the Lead Underwriter has furnished to prospective investors Computational Materials (as defined in the no-action letter, dated May 20, 1994, issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter, dated February 17, 1995, issued by the Securities and Exchange Commission to the Public Securities Association), prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letters (collectively, the "Filed Documents").

     The Filed Documents have been provided to the Registrant by the Lead Underwriter. The information in the Filed Documents is preliminary and may be superseded by the final Prospectus Supplement relating to the Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Lead Underwriter, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered Certificates.

Section 9 - Financial Statements and Exhibits

Item 9.01      (c).  Exhibits

          (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

               1.1 Underwriting Agreement, dated as of October 18, 2004 by and among Asset Backed Funding Corporation, Banc of America Securities LLC, Countrywide Securities Corporation and Blaylock and Partners, L.P.

               4.1 Pooling and Servicing Agreement, dated as of October 1, 2004, by and among Asset Backed Funding Corporation, Countrywide Home Loans Servicing LP and JPMorgan Chase Bank. (including exhibits)

                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASSET BACKED FUNDING CORPORATION

                                          By:    /s/ Bruce W. Good
                                             --------------------------------

                                          Name:  Bruce W. Good

                                          Title: Vice President

Date: November 2, 2004

                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                                  Paper (P) or
     Exhibit No.    Exhibit Description                           Electronic (E)
     -----------    -------------------                           --------------

     1.1            Underwriting Agreement, dated as of October         E
                    18, 2004 by and among Asset Backed Funding
                    Corporation, Banc of America Securities LLC,
                    Countrywide Securities Corporation and
                    Blaylock and Partners, L.P.

     4.1            Pooling and Servicing Agreement, dated as of        E
                    October 1, 2004, by and among Asset Backed
                    Funding Corporation, Countrywide Home Loans
                    Servicing LP and JPMorgan Chase Bank.
                    (including exhibits)